Prospectus Supplement
John Hancock Variable Insurance Trust
U.S. Growth Trust (the fund)
Supplement dated August 26, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At a special meeting of shareholders of the fund held on August 26, 2025, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on August 26, 2025 (the Effective Date).
Accordingly, as of the Effective Date, the following disclosure is added as the final paragraph of the fund’s “Principal investment strategies” in the “Fund summary” section:
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Additionally, as of the Effective Date, the following risk is added to the fund’s “Principal risks” in the “Fund summary” section:
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.